UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 6, 2007

Electro Rent Corporation
(Exact Name of Registrant as Specified in Charter)

California	0-9061	95-2412961
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6060 Sepulveda Boulevard, Van Nuys, CA	91411-2501
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 787-2100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

❑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The following information is furnished pursuant to Item 8.01, "Other Events."

On December 6, 2007, Electro Rent Corporation issued a press release announcing that its Board of Directors has declared a regular quarterly cash dividend of $0.10 per common share. The dividend will be paid on January 10, 2008 to shareholders of record on December 20, 2007.

A copy of the press release is furnished as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release dated December 6, 2007.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Electro Rent Corporation

Date: December 7, 2007	By:	/s/ Craig R. Jones
Craig R. Jones
Vice President and Chief Financial Officer